                                                                      Exhibit 24


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
R.S. FEIT AND E.M. DWYER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 2003.

                                                     /s/  Kenneth T. Derr

                                                     ---------------------------
                                                     Kenneth T. Derr
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

         WHEREAS, the undersigned is both a director and officer of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints R.S. FEIT AND E.M. DWYER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 2003.

                                                     /s/  David W. Dorman

                                                     ---------------------------
                                                     David W. Dorman
                                                     Chairman of the Board

                                                      and Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
R.S. FEIT AND E.M. DWYER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 2003.

                                                     /s/  M. Kathryn Eickhoff

                                                     ---------------------------
                                                     M. Kathryn Eickhoff
                                                     Director

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
R.S. FEIT AND E.M. DWYER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 2003.

                                                     /s/  Frank C. Herringer

                                                     ---------------------------
                                                     Frank C. Herringer
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
R.S. FEIT AND E.M. DWYER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 2003.

                                                     /s/  Amos B. Hostetter, Jr.
                                                     ---------------------------
                                                     Amos B. Hostetter, Jr.
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
R.S. FEIT AND E.M. DWYER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 2003.

                                                     /s/  Shirley Ann Jackson

                                                     ---------------------------
                                                     Shirley Ann Jackson
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
R.S. FEIT AND E.M. DWYER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 2003.

                                                     /s/  Jon C. Madonna

                                                     ---------------------------
                                                     Jon C. Madonna
                                                     Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
R.S. FEIT AND E.M. DWYER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 2003.

                                                     /s/  Donald F. McHenry

                                                     ---------------------------
                                                     Donald F. McHenry
                                                     Director

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints
R.S. FEIT AND E.M. DWYER and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 2003.

                                                     /s/  Tony L. White

                                                     ---------------------------
                                                     Tony L. White
                                                     Director